UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 842-1000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2016 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on Wednesday, May 25, 2016.

(b)
Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director.
All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
L.F. Deily	1,277,589,669	98.9%	14,717,426	6,202,591	346,879,418
R.E. Denham	1,218,042,215	94.3%	74,310,898	6,156,573	346,879,418
A.P. Gast	1,279,323,000	99.0%	12,974,225	6,212,461	346,879,418
E. Hernandez Jr.	1,219,735,712	94.4%	71,795,137	6,978,837	346,879,418
J.M. Huntsman Jr.	1,277,072,495	98.8%	15,386,193	6,050,998	346,879,418
C.W. Moorman IV	1,279,830,691	99.0%	12,547,162	6,131,833	346,879,418
J.G. Stumpf	1,204,314,035	93.2%	88,220,031	5,975,620	346,879,418
R.D. Sugar	1,214,361,334	94.0%	77,961,468	6,186,884	346,879,418
I.G. Thulin	1,237,446,347	95.8%	54,882,577	6,180,762	346,879,418
J.S. Watson	1,237,672,781	95.9%	53,366,446	7,470,459	346,879,418

(2)	The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2016 was approved based upon the following votes:
Votes For	1,621,516,838	99.0%
Votes Against	17,098,326	1.0%
Abstentions	6,773,940
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

(3)	The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	689,522,051	53.6%
Votes Against	597,952,684	46.4%
Abstentions	11,034,951
Broker Non-Votes	346,879,418

(4)		Amendment to Non-Employee Directors’ Equity Compensation and Deferral Plan was approved based upon the following votes:
Votes For	1,153,082,157	89.7%
Votes Against	132,689,819	10.3%
Abstentions	12,737,710
Broker Non-Votes	346,879,418

(5)	The stockholder proposal regarding report on lobbying was not approved based upon the following votes:
Votes For	331,139,816	27.4%
Votes Against	876,009,660	72.6%
Abstentions	91,360,210
Broker Non-Votes	346,879,418

(6)		The stockholder proposal regarding targets for reducing greenhouse gas emissions was not approved based upon the following votes:
Votes For	94,451,794	7.9%
Votes Against	1,094,951,664	92.1%
Abstentions	109,106,228
Broker Non-Votes	346,879,418

(7)	The stockholder proposal regarding report on climate change impact assessment was not approved based upon the following votes:
Votes For	489,447,105	40.8%
Votes Against	711,377,843	59.2%
Abstentions	97,684,738
Broker Non-Votes	346,879,418

(8)	The stockholder proposal regarding report on reserve replacements was not approved based upon the following votes:
Votes For	80,650,737	6.8%
Votes Against	1,103,444,752	93.2%
Abstentions	114,414,197
Broker Non-Votes	346,879,418

(9)	The stockholder proposal regarding a dividend policy was not approved based upon the following votes:
Votes For	43,156,321	3.5%
Votes Against	1,195,141,942	96.5%
Abstentions	60,211,423
Broker Non-Votes	346,879,418

(10)	The stockholder proposal regarding report on shale energy operations was not approved based upon the following votes:
Votes For	365,426,831	30.7%
Votes Against	825,867,000	69.3%
Abstentions	107,215,855
Broker Non-Votes	346,879,418

(11)	The stockholder proposal regarding an independent director with environmental expertise was not approved based upon the following votes:

Votes For	235,500,009	18.8%
Votes Against	1,017,826,911	81.2%
Abstentions	45,182,766
Broker Non-Votes	346,879,418

(12)	The stockholder proposal regarding special meetings was not approved based upon the following votes:

Votes For	378,540,311	29.5%
Votes Against	905,212,627	70.5%
Abstentions	14,756,748
Broker Non-Votes	346,879,418

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: June 1, 2016	By	/S/ CHRISTOPHER A. BUTNER
Christopher A. Butner,
Assistant Secretary